                                                                    Exhibit 99.5

           UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA

                             CIVIL MINUTES - GENERAL

Case No. CV 04-10391 AHM (JTLx)                             Date January 3, 2007

Title DENNIS O'HANLON, ET AL. V. MATRIXX INITIATIVES, ET AL.

Present The Honorable A. HOWARD MATZ, U.S. DISTRICT JUDGE

Stephen Montes          Not Reported         ________
 Deputy Clerk    Court Reporter / Recorder   Tape No.

Attorneys NOT Present for Plaintiffs: Attorneys NOT Present for Defendants:

PROCEEDINGS: IN CHAMBERS (No Proceedings Held)

                                  INTRODUCTION

     Dennis O'Hanlon, a 56-year-old musician, used Zicam No Drip Nasal Gel ("Zicam") on or about February 13, 2003, after experiencing cold symptoms. (O'Hanlon Depo. at 58-59, 91) (January 30, 2006) (Ex. A)). O'Hanlon alleges that Zicam, which is manufactured by Defendant Matrixx Initiatives, Inc. ("Matrixx"), caused him to suffer permanent anosmia.(1) Dennis O'Hanlon and his wife, Bonnie O'Hanlon, brought this action against Matrixx, its subsidiary, Albertson's Inc., and Sav-On Drugs. Their first Cause of Action is for Strict Products Liability. The others are for Breach of Express and Implied Warranties; Negligence; and Loss of Consortium.

----------
(1) Anosmia is defined as the total loss or impairment of the sense of smell. (George Eby, Preventing Anosmia from Intranasal Zinc Administration at 118 (Opp. Ex. 5)). There is no dispute that anosmia is caused by damage to the olfactory epithelium. (See, e.g., Deposition of Terence Davidson at 44 (March 14, 2005)). The olfactory epithelium is nerve tissue located approximately 5 cm into the nose. (Declaration of Bruce Jafek 8) (October 26, 2006) ("Jafek Decl."))


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

           UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA

                             CIVIL MINUTES - GENERAL

Case No. CV 04-10391 AHM (JTLx)                             Date January 3, 2007

Title DENNIS O'HANLON, ET AL. V. MATRIXX INITIATIVES, ET AL.

     Defendants filed three motions in limine(2) to exclude Plaintiffs' experts under Daubert v. Merrell Dow Pharmaceuticals, Inc., 516 U.S. 869 (1995) and also filed a motion for summary judgment.(3) The in limine motions seek to exclude the testimony of Plaintiffs three causation experts. Those experts are Dr. Jafek (an otolaryngologist), Dr. Davidson (an otolaryngologist), and Dr. Schrauzer (a toxicologist).

     Defendant' motion for summary judgment argues that because the opinions of Plaintiffs' experts are unreliable and therefore inadmissible, Plaintiffs cannot demonstrate that Zicam caused O'Hanlon permanent anosmia.(4) In their Opposition to the summary judgment motion, Plaintiffs attempt to demonstrate a genuine issue about causation exclusively by proffering the testimony of the experts and the scientific data that Defendants challenged in their motions in limine. Therefore, whether Plaintiffs can defeat the summary judgment motion turns on the extent to which Defendants' motions in limine are meritorious.

     Having analyzed Defendants' challenges to the expert testimony of Drs.
Jafek,

----------
(2)  Dkt. Nos. 59, 61, 63.

(3)  Dkt. No. 56.

(4) Defendants do not challenge the experts' qualifications. In any case, there would be no basis for doing so: even a quick glance at the experts' reports reveals that the proposed experts clearly are well qualified in their respective fields.


CV-90 (06/04)                CIVIL MINUTES - GENERAL                Page 2 of 10

           UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA

                             CIVIL MINUTES - GENERAL

Case No. CV 04-10391 AHM (JTLx)                             Date January 3, 2007

Title DENNIS O'HANLON, ET AL. V. MATRIXX INITIATIVES, ET AL.

     Davidson, and Schrauzer, I conclude that Plaintiffs failed to offer scientifically reliable evidence to support the experts' general and specific causation testimony. Accordingly, I GRANT Defendants' motions in limine to exclude the testimony of Plaintiffs' causation experts and GRANT Defendants' motion for summary judgment.

     This Order incorporates by reference and reiterates the Court's comments and rulings given at the December 18, 2006 hearing, and expands that analysis. In addition, the Court has read or re-read the cases cited by the parties at the December 18, 2006 hearing on these motions, and has carefully considered the arguments raised at that hearing. Given that the Court has already articulated the basis for its rulings, this Order is necessarily abbreviated.

I. MOTION TO EXCLUDE DR. JAFEK

     Plaintiffs recognize that under California law, an expert must prove causation "within a reasonable medical probability based upon competent expert testimony." Jones v. Orthopharmaceutical Corp., 163 Cal. App. 3d 396, 402 (1985) (emphasis added). "The Plaintiff must therefore produce evidence which supports a logical inference in his favor or which does more than permit speculation or conjecture." Id. (citing Morgenroth v. Pacific Medical Center, Inc., 54 Cal. App. 3d. 521, 530 (1976)). Dr. Jafek's testimony, as reflected in his expert report, does not meet these standards.


CV-90 (06/04)                CIVIL MINUTES - GENERAL                Page 3 of 10

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA

                             CIVIL MINUTES - GENERAL

Case No. CV 04-10391 AHM (JTLx)                             Date January 3, 2007

Title DENNIS O'HANLON, ET AL. V. MATRIXX INITIATIVES, ET AL.

Indeed, in his expert report, Dr. Jafek states that he can establish his opinions merely to a "degree of medical probability," (see Jafek Report at 1, 9 (Ex. D)), and he does not quantify, evaluate or providing a basis for finding that "probability" is "reasonable." See. Jones, 163 Cal. App. at 402.

     Moreover, Dr. Jafek's testimony fails to satisfy the Daubert standard in at least four significant ways: First, his opinions regarding the dose-response relationship and whether Zicam can reach the olfactory epithelium have not been subjected to peer review and publication-those opinions have merely been "submitted for presentation and publication." (Jafek Report at 4, 6 (Ex. D)). (Jafek cites no publications or studies that actually accepted or published these "submissions.")

     Second, Dr. Jafek's opinions regarding the toxicity of Zicam did not grow out of independent research but, rather, were developed after he had been retained as an expert witness.

     Third, Plaintiffs' theory is that free zinc ions delivered directly to the olfactory epithelium cause permanent destruction of the smell tissue. To support extrapolation from the experimental use of zinc sulfate in Schultz's studies, Plaintiffs must show that the experimental use of zinc sulfate in these studies delivered less than, or at least approximately the same amount of, zinc ions to the smell tissue as a dose of Zicam. Dr.


CV-90 (06/04)                 CIVIL MINUTES - GENERAL               Page 4 of 10

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA

                             CIVIL MINUTES - GENERAL

Case No. CV 04-10391 AHM (JTLx)                             Date January 3, 2007

Title DENNIS O'HANLON. ET AL. V. MATRIXX INITIATIVES, ET AL.

Jafek has failed to accomplish this. He merely extrapolated from an accepted premise (that zinc ions are toxic to the olfactory epithelium) to an unfounded conclusion (that the zinc ions contained in a dose of Zicam are toxic to the olfactory epithelium). See Fed. R. Evid. 702 Advisory Committee's Notes (noting that whether expert has justifiably extrapolated from a known premise to the conclusion is an important consideration in the Daubert analysis).

     Dr. Jafek has not even attempted to analyze how much zinc sulfate was delivered to the epithelium in the 1930s polio experiments;(5) nor has he analyzed how much zinc gluconate (and released zinc ions) are delivered in the application of Zicam. Accordingly, I do not find that Jafek's extrapolation from the polio experiments is reliable enough to warrant admission. See Kennedy v. Collagen Corp., 161 F.3d 1226, 1228 (9th Cir. 1998) ("[A] district judge may reject expert testimony where the 'analytical gap' between the data and the expert's conclusion is too great.") (quoting General Electric Co. v. Joiner, 522 U.S. 136, 118 S.Ct. 512, 519 (1997))

----------
(5) A quick review of the literature reveals that the subjects in the polio experiments received a significantly large dose of zinc sulfate directly applied to the nasal epithelium. (See, e.g., Ashley, Chemoprophylaxis Against Poliomyelitis, Archives of Otolaryngology (1939) (describing applications of zinc sulfate in polio experiments, using special atomizer and head positioning so that the nasal cavity was virtually flooded with the zinc sulfate solution) (Ex. JJ)). It has never been shown that Zicam reaches the olfactory epithelium in high doses comparable to the doses that were apparently administered in the polio experiments.


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

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA

                             CIVIL MINUTES - GENERAL

Case No. CV 04-10391 AHM (JTLx)                             Date January 3, 2007

Title DENNIS O'HANLON, ET AL. V. MATRIXX INITIATIVES, ET AL.

     Dr. Jafek attempts to prove the toxicity of Zicam another way: he relies on behavioral studies in animals exposed to zinc sulfate. (Jafek Report at 5-6) (Ex. D)). Again, when extrapolating from studies concerning one substance, one species, one dose level or one manner of exposure, it is incumbent upon the expert to explain and demonstrate why the extrapolation is scientifically proper. See In re Silicone Gel Breast Implants Products Liability Litigation, 318 F.Supp. 2d 879, 891 (CD. Cal. 2004). Without addressing the comparison of the nasal structure of other species, Dr. Jafek asserts that the experiments conducted on mice are reliable because, he claims, mice have almost as much smell tissue as man. (Jafek Expert Report at 5-6) (Ex. D)). This conclusion is not supported by the cited evidence. In attempting to discredit Defendants' studies, Plaintiffs' other expert, Dr. Schrauzer, noted that "[t]he olfactory system of humans differs substantially from that of animals. The negative results in animal studies observed cannot be used to declare the drug safe for humans." (Schrauzer Expert Report at 14 (Ex. G)). The converse should also be true under Daubert-i.e., positive results in other animal studies, standing alone, cannot establish positive results for the human claiming the same impact from the drug or chemical element.

     Even if Dr, Jafek were correct that the olfactory systems in mice is comparable to those in humans, he still fails to explain how he would calculate or determine a toxic


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

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA

                             CIVIL MINUTES - GENERAL

Case No. CV 04-10391 AHM (JTLx)                             Date January 3, 2007

Title DENNIS O'HANLON, ET AL. V. MATRIXX INITIATIVES, ET AL.

dose. Dr. Jafek does not explain how the estimated delivery of Zicam to the human epithelium would cause the same effects as the reported delivery of the more potent zinc sulfate solution to the mice's epithelium. In short, Dr. Jafek fails to explain how much Zicam is necessary to be toxic. See McClain v. Metabolife International, Inc., 401 F.3d 1233, 1241-42 (11th Cir. 2005) ("The expert who avoids or neglects this principle [of the dose-response relationship] without justification casts suspicion on the reliability of his methodology.").

     Finally, Dr. Jafek has not adequately accounted for alternative explanations for O'Hanlon's anosmia. See Fed. R. Evid. 702 Advisory Committee's Notes (noting that whether expert has accounted for alternative explanations is an important consideration). Dr. Jafek's causation theory is as follows:
O'Hanlon administered a dose of Zicam, felt pain in his sinuses and noticed the next day that he had lost his sense of smell. Dr. Jafek does not account for other possible causes of O'Hanlon's loss of smell, including the significant fact that O'Hanlon experienced a cloud of Armor All leather cleaner in his face on the very day on which he administered the Zicam. See Clausen v. M/V New Carissa, 339 F.3d 1049, 1058 (9th Cir. 2003) (noting that expert testimony that fails to account for alternate hypotheses is unreliable).

II. MOTION TO EXCLUDE DR. DAVIDSON

     As I discussed at the December 18, 2006 hearing, Dr. Davidson's testimony also


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

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA

                             CIVIL MINUTES - GENERAL

Case No. CV 04-10391 AHM (JTLx)                             Date January 3, 2007

Title DENNIS O'HANLON, ET AL. V. MATRIXX INITIATIVES, ET AL.

fails to satisfy the Daubert standard, primarily because he fails to establish the dose-response relationship and does not adequately rule out possible alternative causes of O'Hanlon's anosmia.

     In his cited research, Dr. Davidson failed to analyze the dose-response relationship.(6) That is, he did not discuss: (1) how much gel each patient inserted into his or her nose; (2) how much gel likely reached the epithelium; or (3) whether this amount would be comparable to the amount delivered by the Zicam pump. Dr. Davidson did not run any other experiments or rely on other research that reliably demonstrates that Zicam delivers a toxic amount of zinc to the olfactory epithelium. Since he did not consider this data, Dr. Davidson's opinion that Zicam is toxic to the epithelium is not sufficiently reliable to be admissible.

     Dr. Davidson determined from a review of O'Hanlon's medical history, from his description of the Zicam use, from his initial examination of O'Hanlon, and from the timing of the use in relation to O'Hanlon's development of symptoms, that O'Hanlon's use of Zicam could have caused his anosmia. Dr. Davidson did not examine other possible causes of his symptoms (such as O'Hanlon's use of other nasal medications, possible onset of an upper respiratory infection, and O'Hanlon's exposure to Armor All

----------
(6)  When asked at his deposition to quantify a toxic dose, Dr. Davidson relied:
     "That amount which renders you anosmic." (Deposition of Terence Davidson (March 14, 2005) at 42-43 (Ex. CCC at 1149)).


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

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA

                             CIVIL MINUTES - GENERAL

Case No. CV 04-10391 AHM (JTLx)                             Date January 3, 2007

Title DENNIS O'HANLON, ET AL. V. MATRIXX INITIATIVES, ET AL.

the same day he took Zicam). (See Deposition of Terence Davidson (Sept. 15,
2006) at 91-94 (Ex. GGG)). The failure to rule out other potential causes of anosmia create serious doubt about the reliability of Dr. Davidson's specific causation testimony.

III. MOTION TO EXCLUDE DR. SCHRAUZER

     Dr. Schrauzer's testimony does not plug the gaps left by the reports of Dr. Jafek and Dr. Davidson. Dr. Schrauzer's "research," which consisted primarily of tests administered on himself, have not been subjected to peer review and publication. Moreover, he, too, fails to establish to a "reasonable degree of medical probability" that the amount of zinc delivered by Zicam to the olfactory epithelium is toxic.

     Dr. Schrauzer cannot testify as to general causation because he does not-and cannot-quantify the dose-response relationship. (See Schrauzer Depo. at 336 (admitting that he has no scientific evidence concerning the amount of Zicam or zinc needed to cause smell impairment) (Ex. Y at 700)). Dr. Schrauzer does not quantify the amount of zinc that is typically released in one application of Zicam or the amount of zinc that could be expected to reach the nasal membrane. Indeed, he has not even conducted any experiments to track the amount of the gel that is delivered to the olfactory epithelium with or without sniffing. (See Schrauzer Depo. at 201-203 (Ex. Y at 666). Thus, there is no basis to extrapolate from animal studies or the 1930s polio studies, where high doses of zinc sulfate were applied directly to the nasal membrane.


CV-90 (06/04)                CIVIL MINUTES - GENERAL                Page 9 of 10

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA

                             CIVIL MINUTES - GENERAL

Case No. CV 04-10391 AHM (JTLx)                             Date January 3, 2007

Title DENNIS O'HANLON, ET AL. V. MATRIXX INITIATIVES, ET AL.

     Moreover, Dr. Schrauzer's conclusions regarding toxicity are unreliable to the extent they depend on tests Dr. Schrauzer performed on himself. Those tests involved Dr. Schrauzer drawing conclusions based on how he felt after applying zinc to various parts of his body. It is patently unreasonable to expect this Court to accept as proof of a hypothesis the subjective assessment of a retained expert whose opinion is derived from unpublished and unreviewed experiments conducted on himself.

                                   CONCLUSION

     For the foregoing reasons, I conclude that Plaintiffs' experts' general and specific causation testimony is not reliable. Since their testimony on that subject therefore would not be useful to the jury, it must be excluded. Accordingly, I GRANT Defendants' motions to exclude Plaintiffs' experts and GRANT Defendants' motion for summary judgment.

     IT IS SO ORDERED.


                                        Initials of Preparer /s/ Illegible
                                                             -------------------


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